2Q | 2017

Supplemental Information

FURNISHED AS OF AUGUST 2, 2017 (UNAUDITED)

Table of Contents

3	Highlights

5	The Big Picture

6	Corporate Information

7	Balance Sheet Information

8	Statements of Income Information

9	FFO, Normalized FFO & FAD

10	Capital Funding

11	Debt Metrics

12	Investment Activity

13	Portfolio by Market

14	Square Feet by Health System

15	Square Feet by Proximity

16	Lease Maturity, Size and Building Square Feet

17	Occupancy Information

19	Same Store Leasing Statistics

20	Same Store Properties

21	Reconciliation of NOI

22	Reconciliation of EBITDA

23	Components of Net Asset Value

24	Components of Expected 2017 FFO
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” "budget," “components of expected 2017 FFO,” and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2016 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY 2	2Q 2017 SUPPLEMENTAL INFORMATION

Highlights

Salient quarterly highlights include:

•	Normalized FFO for the second quarter grew 2.8% year-over-year to $45.3 million.

•	For the trailing twelve months ended June 30, 2017, same store revenue grew 2.9%, operating expenses increased 1.3%, and same store NOI grew 3.9%:

◦	Same store revenue per average occupied square foot increased 2.3%.

◦	Average same store occupancy increased to 89.2% from 88.7%.

•	Four predictive growth measures in the same store multi-tenant portfolio:

◦	Contractual rent increases occurring in the quarter averaged 3.0%, and contractual rent increases for leases commencing in the quarter will average 3.3%.

◦	Cash leasing spreads were 9.5% on 285,000 square feet renewed:

•	0% (<0% spread)

•	3% (0-3%)

•	35% (3-4%)

•	62% (>4%)

◦	Tenant retention was 90.3%.

◦	The average yield on renewed leases increased 130 basis points.

•	Leasing activity in the second quarter totaled 472,000 square feet related to 136 leases:

◦	303,000 square feet of renewals

◦	169,000 square feet of new and expansion leases

•	Acquisitions totaled $67.1 million since the end of the first quarter:

◦
In June 2017, the Company purchased a medical office building on Sutter Health's Santa Rosa Regional Hospital campus in the San Francisco market for $26.8 million. The building is 76,000 square feet and 100% leased.

◦
Also in June 2017, the Company purchased a medical office building on Trinity Health's Holy Cross Hospital campus in the Washington, DC area for $24.0 million. The building is 62,000 square feet and 100% leased.

◦
In July 2017, the Company purchased a medical office building on HCA's West Hills Hospital and Medical Center campus in Los Angeles for $16.3 million. The building is 43,000 square feet, 93% leased, and is immediately adjacent to the West Hills Medical Center MOB that Healthcare Realty acquired in May 2016.

•
The Company completed the core and shell of a 100,000 square foot medical office building on June 30, 2017. The building represents the Company's third development on CHI's St. Anthony Hospital campus in Denver. The first tenant, a 13,000 square foot surgery center, is expected to take occupancy in August 2017. The balance of the initial leasing, currently 35% of the building, is expected to take occupancy through the first quarter of 2018.

•	Dispositions totaled $38.2 million for the quarter, including one inpatient rehabilitation facility for $14.5 million and two medical office buildings for $23.7 million.

•	A dividend of $0.30 per common share was declared, which is equal to 76.9% of normalized FFO per share.

HEALTHCARE REALTY 3	2Q 2017 SUPPLEMENTAL INFORMATION

Other items of note:

•
Three inpatient rehabilitation facilities were sold for $69.5 million on March 31, 2017 at a cap rate of 7.3%. FFO dilution was approximately $0.01 per share in the second quarter of 2017 as a result of these sales.

•
Since March 31, 2017, the Company acquired three properties for $67.1 million at an average cap rate of 5.4% and disposed of three properties for $38.2 million at an average cap rate of 6.7%. These six transactions will immediately result in approximately $0.1 million increase in the third quarter NOI over the second quarter, and the full quarter effect beginning in the fourth quarter is expected to be an overall increase in quarterly NOI of $0.3 million.

•
The Company traditionally experiences an increase in property operating expenses during the third quarter related primarily to seasonal utilities. Over the past three years, third quarter utility expenses have increased by an average of $1.5 million over the second quarter.

•
In the same store, multi-tenant portfolio, three of the Company's legacy property operating agreements expired during the twelve months ended June 30, 2017; two in September 2016 and one in January 2017. The Company recognized $0.2 million of rental lease guaranty income in the second quarter of 2017 compared to $0.9 million in the second quarter of 2016. The Company's one remaining property operating agreement expires in February 2019. Additional information is available on pages 25 and 26 of the Company's 2016 Form 10-K and page 18 of the Company's second quarter 2017 Form 10-Q.

•
The Company anticipates a fixed-price purchase option to be exercised on seven properties in Roanoke, Virginia for approximately $45.2 million. The Company recognized approximately $3.1 million of NOI during the six months ended June 30, 2017. The sale of these properties is expected to occur in the first quarter of 2018. Additional information is available on page 26 of the Company's 2016 Form 10-K and page 18 of the Company's second quarter 2017 Form 10-Q.

HEALTHCARE REALTY 4	2Q 2017 SUPPLEMENTAL INFORMATION

The Big Picture

Properties
$3.6B	Invested in 197 properties
14.5M SF	Owned in 26 states
10.9M SF	Managed internally
93%	Medical office and outpatient
85%	On/adjacent to hospital campuses
3.9%	Same store NOI growth (TTM)

Capitalization
$5.1B	Enterprise value
$3.9B	Market capitalization
116.5M	Shares outstanding
$0.30	Quarterly dividend
BBB/Baa	Credit rating
23.6%	Net debt to enterprise value
4.9x	Net debt to EBITDA

MOB PROXIMITY TO HOSPITAL
		% of SF
On campus		68%
Adjacent to campus		17%
Total on/adjacent		85%

Anchored		9%
Off campus		6%
Total		100%

HEALTH SYSTEM BY RANK (% of SF)
MOB/OUTPATIENT		TOTAL
Top 25	52%	49%
Top 50	69%	67%
Top 75	77%	75%
Top 100	81%	78%

MSA BY RANK (% of SF)
MOB/OUTPATIENT		TOTAL
Top 25	61%	58%
Top 50	84%	80%
Top 75	88%	83%
Top 100	92%	89%

HEALTHCARE REALTY'S TOP MARKETS

HEALTHCARE REALTY 5	2Q 2017 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of June 30, 2017, the Company had gross investments of approximately $3.6 billion in 197 real estate properties in 26 states totaling approximately 14.5 million square feet. The Company provided leasing and property management services to approximately 10.9 million square feet nationwide.

Corporate Headquarters
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

Executive Officers
David R. Emery	Executive Chairman of the Board
Todd J. Meredith	President and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
J. Christopher Douglas	Executive Vice President and Chief Financial Officer
Robert E. Hull	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

Board of Directors
David R. Emery	Executive Chairman of the Board, Healthcare Realty Trust Incorporated
Nancy H. Agee	President and Chief Executive Officer, Carilion Clinic
C. Raymond Fernandez, M.D.	Retired Chief Executive Officer, Piedmont Clinic
Peter F. Lyle	Vice President, Medical Management Associates, Inc.
Todd Meredith	President and Chief Executive Officer, Healthcare Realty Trust Incorporated
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Retired Audit Partner, Ernst & Young LLP
Christann M. Vasquez	President, Dell Seton Medical Center at University of Texas

Analyst Coverage
BMO Capital Markets	J.P. Morgan Securities LLC	Mizuho Securities USA Inc.
BTIG, LLC	Jefferies LLC	Stifel, Nicolaus & Company, Inc.
Cantor Fitzgerald, L.P.	JMP Securities LLC	SunTrust Robinson Humphrey, Inc.
Green Street Advisors, Inc.	Morgan Stanley	Wells Fargo Securities, LLC
J.J.B. Hilliard W.L. Lyons, LLC	KeyBanc Capital Markets Inc.

HEALTHCARE REALTY 6	2Q 2017 SUPPLEMENTAL INFORMATION

Balance Sheet Information
(dollars in thousands, except per share data)

ASSETS

		2017			2016
Real estate properties:	Q2	Q1	Q4	Q3	Q2
Land	$193,072	$193,101	$199,672	$206,647	$208,386
Buildings, improvements and lease intangibles	3,388,734	3,327,529	3,386,480	3,322,293	3,235,744
Personal property	10,155	9,998	10,291	10,124	10,032
Construction in progress	—	16,114	11,655	45,734	35,174
Land held for development	20,123	20,123	20,123	17,438	17,438
Total real estate properties	3,612,084	3,566,865	3,628,221	3,602,236	3,506,774
Less accumulated depreciation and amortization	(864,573)	(841,296)	(840,839)	(835,276)	(819,744)
Total real estate properties, net	2,747,511	2,725,569	2,787,382	2,766,960	2,687,030
Cash and cash equivalents	2,033	1,478	5,409	12,649	9,026
Restricted cash	9,151	104,904	49,098	—	—
Assets held for sale and discontinued operations, net	8,767	15,111	3,092	14,732	710
Other assets, net	191,036	192,174	195,666	197,380	185,298
Total assets	$2,958,498	$3,039,236	$3,040,647	$2,991,721	$2,882,064

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Notes and bonds payable	$1,203,146	$1,278,662	$1,264,370	$1,239,062	$1,414,739
Accounts payable and accrued liabilities	62,121	62,746	78,266	71,052	70,408
Liabilities of properties held for sales and discontinued operations	398	93	614	572	17
Other liabilities	46,556	44,444	43,983	46,441	46,452
Total liabilities	1,312,221	1,385,945	1,387,233	1,357,127	1,531,616
Commitments and contingencies
Stockholders' equity:
Preferred stock, $.01 par value; 50,000 shares authorized; none issued and outstanding	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,165	1,165	1,164	1,160	1,067
Additional paid-in capital	2,923,519	2,920,839	2,917,914	2,916,816	2,609,880
Accumulated other comprehensive loss	(1,316)	(1,358)	(1,401)	(1,443)	(1,485)
Cumulative net income attributable to common stockholders	1,052,326	1,027,101	995,256	942,819	930,985
Cumulative dividends	(2,329,417)	(2,294,456)	(2,259,519)	(2,224,758)	(2,189,999)
Total stockholders' equity	1,646,277	1,653,291	1,653,414	1,634,594	1,350,448
Total liabilities and stockholders' equity	$2,958,498	$3,039,236	$3,040,647	$2,991,721	$2,882,064

HEALTHCARE REALTY 7	2Q 2017 SUPPLEMENTAL INFORMATION

Statements of Income Information
(dollars in thousands)

		2017	2016				2015
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3
Revenues
Rental income	$104,869	$104,088	$104,736	$102,534	$101,472	$98,740	$97,466	$95,383
Mortgage interest	—	—	—	—	—	—	—	29
Other operating	376	481	573	1,125	1,170	1,281	1,116	1,313
	105,245	104,569	105,309	103,659	102,642	100,021	98,582	96,725
Expenses
Property operating	38,184	37,834	37,285	37,504	36,263	35,406	36,758	35,247
General and administrative	8,005	8,694	7,622	7,859	7,756	8,072	5,975	5,852
Acquisition and pursuit costs (1)	785	586	1,085	865	373	2,174	1,241	406
Depreciation and amortization	34,823	34,452	34,022	31,985	31,290	30,393	29,575	28,957
Bad debts, net of recoveries	105	66	(13)	(47)	78	(39)	9	(21)
	81,902	81,632	80,001	78,166	75,760	76,006	73,558	70,441
Other Income (Expense)
Gain on sales of real estate properties	16,124	23,403	41,037	—	1	—	9,138	5,915
Interest expense	(14,315)	(14,272)	(13,839)	(13,759)	(14,815)	(14,938)	(14,885)	(15,113)
Pension termination	—	—	—	—	(4)	—	—	—
Impairment of real estate assets	(5)	(323)	—	—	—	—	(1)	(310)
Interest and other income, net	77	113	74	123	93	86	78	72
	1,881	8,921	27,272	(13,636)	(14,725)	(14,852)	(5,670)	(9,436)

Income From Continuing Operations	25,224	31,858	52,580	11,857	12,157	9,163	19,354	16,848

Discontinued Operations
Income (loss) from discontinued operations	—	(18)	(22)	(23)	(19)	(7)	(10)	61
Impairments of real estate assets	—	—	(121)	—	—	—	(686)	—
Gain on sales of real estate properties	—	5	—	—	7	—	—	10,571
Income (Loss) From Discontinued Operations	—	(13)	(143)	(23)	(12)	(7)	(696)	10,632
Net Income	$25,224	$31,845	$52,437	$11,834	$12,145	$9,156	$18,658	$27,480

(1)	Includes third party and travel costs related to the pursuit of acquisitions and developments.

HEALTHCARE REALTY 8	2Q 2017 SUPPLEMENTAL INFORMATION

FFO, Normalized FFO & FAD (1) (2)
(amounts in thousands, except for share data)

		2017		2016			2015
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3
Net Income Attributable to Common Stockholders	$25,224	$31,845	$52,437	$11,834	$12,145	$9,156	$18,658	$27,480
Gain on sales of real estate properties	(16,124)	(23,408)	(41,037)	—	(8)	—	(9,138)	(16,486)
Impairments of real estate assets	5	323	121	—	—	—	687	310
Real estate depreciation and amortization	35,421	35,555	34,699	32,557	31,716	30,800	29,907	29,317
Total adjustments	19,302	12,470	(6,217)	32,557	31,708	30,800	21,456	13,141
Funds from Operations Attributable to Common Stockholders	$44,526	$44,315	$46,220	$44,391	$43,853	$39,956	$40,114	$40,621
Acquisition and pursuit costs (3)(4)	785	586	915	649	232	1,618	1,068	121
Write-off of deferred financing costs upon amendment of line of credit facility	—	—	—	81	—	—	—	—
Pension termination	—	—	—	—	4	—	—	—
Reversal of restricted stock amortization upon director / officer resignation	—	—	—	—	—	—	(40)	—
Revaluation of awards upon retirement	—	—	—	—	—	89	—	—
Normalized Funds from Operations Attributable to Common Stockholders	$45,311	$44,901	$47,135	$45,121	$44,089	$41,663	$41,142	$40,742
Non-real estate depreciation and amortization	1,539	1,355	1,339	1,386	1,360	1,390	1,341	1,312
Provision for bad debt, net	105	66	(13)	(47)	78	(39)	9	(21)
Straight-line rent receivable, net	(1,623)	(1,595)	(1,595)	(1,684)	(1,907)	(1,948)	(1,741)	(2,119)
Stock-based compensation	2,453	2,614	1,949	1,851	1,850	1,859	1,511	1,480
Non-cash items	2,474	2,440	1,680	1,506	1,381	1,262	1,120	652
2nd Generation TI	(3,680)	(5,277)	(7,918)	(6,013)	(5,559)	(4,202)	(3,081)	(3,627)
Leasing commissions paid	(984)	(1,584)	(1,030)	(1,514)	(1,587)	(1,079)	(1,856)	(1,050)
Capital additions	(5,667)	(2,520)	(4,283)	(5,088)	(5,653)	(2,098)	(3,918)	(3,402)
Funds Available for Distribution	$37,454	$37,960	$35,584	$34,012	$32,671	$35,546	$33,407	$33,315
Funds from Operations per Common Share—Diluted	$0.38	$0.38	$0.40	$0.39	$0.42	$0.39	$0.40	$0.41
Normalized Funds from Operations Per Common Share—Diluted	$0.39	$0.39	$0.41	$0.39	$0.42	$0.41	$0.41	$0.41
Funds Available for Distribution Per Common Share - Diluted	$0.32	$0.33	$0.31	$0.30	$0.31	$0.35	$0.33	$0.33
Weighted Average Common Shares Outstanding - Diluted	115,674	115,507	115,408	115,052	104,770	102,165	100,474	99,997

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization (including amortization of leasing commissions), and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

(3)
Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments. Beginning in 2017, FFO and FAD are normalized for all acquisition and pursuit costs. Prior to 2017, FFO and FAD were normalized for acquisition and pursuit costs associated with only those acquisitions that closed in the period. These changes were prompted by the Company's adoption of ASU 2017-01 which was effective January 1, 2017.

(4)	For the first quarter of 2017, acquisition and pursuit costs were reduced by $24 thousand from what was previously reported to remove personnel costs.

HEALTHCARE REALTY 9	2Q 2017 SUPPLEMENTAL INFORMATION

Capital Funding and Commitments
(dollars in thousands)

ACQUISITION AND RE/DEVELOPMENT FUNDING
		2017			2016
	Q2	Q1	Q4	Q3	Q2
Acquisitions	$50,786	$13,513	$63,775	$98,290	$41,615
Re/development	8,940	12,159	9,567	10,939	8,542
1st generation TI & planned capital expenditures for acquisitions (1)	1,380	1,212	4,807	4,471	5,486

MAINTENANCE CAPITAL EXPENDITURES
$ Spent
2nd generation TI	$3,680	$5,277	$7,918	$6,013	$5,559
Leasing commissions paid	984	1,584	1,030	1,514	1,587
Capital expenditures	5,667	2,520	4,283	5,088	5,653
Total	$10,331	$9,381	$13,231	$12,615	$12,799

% of NOI
2nd generation TI	5.6%	8.1%	11.9%	9.4%	8.7%
Leasing commissions paid	1.5%	2.4%	1.6%	2.4%	2.5%
Capital expenditures	8.7%	3.8%	6.5%	7.9%	8.8%
Total	15.8%	14.3%	19.9%	19.7%	20.0%

LEASING COMMITMENTS
Renewals
Square feet	279,738	332,527	234,641	399,263	259,936
2nd generation TI / square feet / lease year	$2.30	$1.93	$1.84	$0.95	$1.53
Leasing commissions / square feet / lease year	$0.39	$0.28	$0.50	$0.44	$0.36

New leases
Square feet	134,590	73,285	82,417	119,463	140,417
2nd generation TI / square feet / lease year	$2.10	$4.78	$4.91	$5.55	$1.74
Leasing commissions / square feet / lease year	$0.47	$1.10	$1.36	$0.94	$0.30

All
Square feet	414,328	405,812	317,058	518,726	400,353
2nd generation TI / square feet / lease year	$2.18	$2.69	$3.10	$2.84	$1.66
Leasing commissions / square feet / lease year	$0.44	$0.50	$0.85	$0.65	$0.32
% of annual net rent	12.8%	15.6%	18.7%	16.6%	11.7%

(1)	Planned capital expenditures for acquisitions include expected near-term fundings that were contemplated as part of the acquisition.

HEALTHCARE REALTY 10	2Q 2017 SUPPLEMENTAL INFORMATION

Debt Metrics
(dollars in thousands)

SUMMARY OF INDEBTEDNESS
	Q2 2017 Interest Expense	Balance as of 6/30/2017	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2021, net of discount	$5,835	$397,483	43	5.97%
Senior Notes due 2023, net of discount	2,393	247,499	70	3.95%
Senior Notes due 2025, net of discount (1)	2,469	247,930	94	4.08%
Total Senior Notes Outstanding	$10,697	$892,912	64	4.89%
Unsecured credit facility due 2020	555	35,000	37	2.22%
Unsecured term loan facility due 2019	835	149,609	20	2.42%
Mortgage notes payable, net	1,508	125,625	76	5.06%
Total Outstanding Notes and Bonds Payable	$13,595	$1,203,146	59	4.52%
Interest cost capitalization	(246)
Unsecured credit facility fee and deferred financing costs	966
Total Quarterly Consolidated Interest Expense	$14,315

SELECTED FINANCIAL DEBT COVENANTS (2)
	Calculation	Requirement	Trailing Twelve Months Ended 6/30/2017
Revolving Credit Facility and Term Loan
Leverage Ratio	Total Debt / Total Capital	Not greater than 60%	32.5%
Secured Leverage Ratio	Total Secured Debt / Total Capital	Not greater than 30%	3.4%
Unencumbered Leverage Ratio	Unsecured Debt / Unsecured Real Estate	Not greater than 60%	33.1%
Fixed Charge Coverage Ratio	EBITDA / Fixed Charges	Not less than 1.50x	3.9x
Unsecured Coverage Ratio	Unsecured EBITDA / Unsecured Interest	Not less than 1.75x	4.3x
Construction and Development	CIP / Total Assets	Not greater than 15%	0.0%
Asset Investments	Mortgages & Unimproved Land / Total Assets	Not greater than 20%	0.7%

Senior Notes
Incurrence of Total Debt	Total Debt / Total Assets	Not greater than 60%	31.7%
Incurrence of Debt Secured by Any Lien	Secured Debt / Total Assets	Not greater than 40%	3.3%
Maintenance of Total Unsecured Assets	Unencumbered Assets / Unsecured Debt	Not less than 150%	320.4%
Debt Service Coverage	EBITDA / Interest Expense	Not less than 1.5x	4.3x

Other
Net Debt to adjusted EBITDA (3)	Net debt (debt less cash) / adjusted EBITDA	Not required	4.9x
Net Debt to Enterprise Value (4)	Net debt (debt less cash) / Enterprise Value	Not required	23.6%

(1)
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

(2)	Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

(3)	Adjusted EBITDA is based on the current quarter results, annualized. See page 21 for a reconciliation of adjusted EBITDA.

(4)	Based on the closing price of $33.30 on July 31, 2017 and 116,545,032 shares outstanding.

HEALTHCARE REALTY 11	2Q 2017 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

ACQUISITION/DISPOSITION ACTIVITY
Location	Property Type (1)	Miles to Campus	Health System Affiliation	Closing	Purchase Price	Square Feet	Leased %	Cap Rate (2)
Acquisitions
St. Paul, MN (3)	MOB	0.00	Fairview Health	3/6/2017	$13,513	34,608	100%	5.9%
San Francisco, CA	MOB	0.00	Sutter Health	6/12/2017	26,786	75,649	100%	5.3%
Washington, DC	MOB	0.00	Trinity Health	6/13/2017	24,000	62,379	100%	5.4%
Los Angeles, CA	MOB	0.00	HCA	7/31/2017	16,300	42,780	93%	5.4%
2017 Acquisition Activity					$80,599	215,416	99%	5.5%

Dispositions
Evansville, IN (3)	OTH	NA	NA	3/6/2017	$6,375	29,500	100%	8.9%
Columbus, GA	MOB	0.22	Columbus Reg	3/7/2017	625	12,000	0%	(6.4)%
Las Vegas, NV	MOB	1.38	NA	3/30/2017	5,500	18,147	100%	6.7%
Texas (3 properties) (3)	IRF	NA	NA	3/31/2017	69,500	169,722	100%	7.3%
Chicago, IL	MOB	0.40	NA	6/16/2017	450	5,100	0%	(9.1)%
San Antonio, TX (3)	IRF	NA	NA	6/29/2017	14,500	39,786	100%	7.3%
Roseburg, OR	MOB	0.00	CHI	6/29/2017	23,200	62,246	100%	6.6%
2017 Disposition Activity					$120,150	336,501	95%	7.1%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (4)	Mortgage Funding	Construction Mortgage Funding	Re/Development Funding	Total Investments	Dispositions
2013	$216,956	$—	$58,731	$—	$275,687	$101,910
2014	85,077	1,900	1,244	4,384	92,605	34,840
2015	187,216	—	—	27,859	215,075	157,975
2016	241,939	—	—	45,343	287,282	94,683
2017	80,599	—	—	21,099	101,698	120,150
Total	$811,787	$1,900	$59,975	$98,685	$972,347	$509,558
% of Total	83.5%	0.2%	6.2%	10.1%	100.0%

RE/DEVELOPMENT ACTIVITY
Location	Type (5)	Campus Location	Square Feet	Budget	Amount Funded Q2 2017	Total Amount Funded Through 6/30/2017	Estimated Remaining Fundings	Aggregate Leased %	Estimated Completion Date

Same store redevelopment
Charlotte, NC (6)	Redev	ON	204,000	$12,000	$69	$304	$11,696	85%	Q1 2019

Pre-construction activity (7)
Seattle, WA	Dev	ON	151,000	64,120	592	1,260	62,860	60%	Q1 2019

Total Re/development activity			355,000	$76,120	$661	$1,564	$74,556	74%

(1)	MOB = Medical Office Building; IRF = Inpatient Rehabilitation Facility; OTH = Other

(2)
For acquisitions, cap rate represents the forecasted first year NOI / purchase price plus acquisition costs and expected capital additions. For dispositions, cap rate represents the next twelve month forecasted NOI / sales price.

(3)	Single-tenant net lease property.

(4)	Net of mortgage notes receivable payoffs upon acquisition.

(5)	Redev = Redevelopment; Dev = Development

(6)	Redevelopment project is a 38,000 square foot expansion to an existing medical office building.

(7)	Includes projects that are in the design phase, but are expected to begin construction once permits and final contracts are executed.

HEALTHCARE REALTY 12	2Q 2017 SUPPLEMENTAL INFORMATION

Portfolio by Market
(dollars in thousands)

BY MARKET
			SQUARE FEET
			MOB/OUTPATIENT (92.9%)		INPATIENT (3.7%)		OTHER (3.4%)
	MSA Rank	Investment(1)	Multi-tenant	Single-tenant Net	Rehab	Surgical	Multi-tenant	Single-tenant Net	Total	% of Total
Dallas - Fort Worth, TX	4	$472,426	2,149,939			156,245			2,306,184	15.9%
Seattle - Bellevue, WA	15	405,834	890,222	67,510					957,732	6.6%
Charlotte, NC	22	167,526	820,457						820,457	5.7%
Nashville, TN	36	148,950	766,523						766,523	5.3%
Los Angeles, CA	2	163,702	551,383		63,000				614,383	4.2%
Houston, TX	5	129,275	591,027						591,027	4.1%
Richmond, VA	45	145,789	548,801						548,801	3.8%
Des Moines, IA	89	133,125	233,413	146,542			152,655		532,610	3.7%
Memphis, TN	42	92,625	515,876						515,876	3.6%
San Antonio, TX	24	94,346	483,811						483,811	3.3%
Denver, CO	19	133,297	446,292		34,068				480,360	3.3%
Roanoke, VA	160	49,003		334,454			126,427		460,881	3.2%
Indianapolis, IN	34	74,879	382,695						382,695	2.6%
Austin, TX	31	102,143	354,481				12,880		367,361	2.5%
Washington, DC	6	100,077	348,998						348,998	2.4%
Honolulu, HI	54	141,250	298,427						298,427	2.1%
San Francisco, CA	11	116,777	286,270						286,270	2.0%
Oklahoma City, OK	41	109,110	68,860	200,000					268,860	1.9%
Miami, FL	8	54,788	241,980						241,980	1.7%
Colorado Springs, CO	79	52,189	241,224						241,224	1.7%
Chicago, IL	3	56,396	238,391						238,391	1.6%
Detroit, MI	14	24,007	199,749					11,308	211,057	1.5%
Minneapolis, MN	16	61,729	172,900	34,608					207,508	1.4%
South Bend, IN	156	44,229	205,573						205,573	1.4%
Springfield, MO	113	111,293				186,000			186,000	1.3%
Other (22 markets)		401,607	1,341,806	287,874	90,123			185,364	1,905,167	13.2%
Total		$3,586,372	12,379,098	1,070,988	187,191	342,245	291,962	196,672	14,468,156	100.0%
Number of Properties			168	14	3	2	4	6	197
Percent of Square Feet			85.5%	7.4%	1.3%	2.4%	2.0%	1.4%	100.0%
Investment (1)			$2,992,506	$262,568	$45,454	$208,725	$56,136	$20,983	$3,586,372
% of Investment			83.4%	7.3%	1.3%	5.8%	1.6%	0.6%	100.0%

	Multi-tenant	Single-tenant Net	Total
Number of Properties	172	25	197
Square Feet	12,671,060	1,797,096	14,468,156
Percent of Square Feet	87.6%	12.4%	100.0%
Investment (1)	$3,048,642	$537,730	$3,586,372
% of Investment	85.0%	15.0%	100.0%

(1)	Excludes gross assets held for sale, land held for development, construction in progress and corporate property.

HEALTHCARE REALTY 13	2Q 2017 SUPPLEMENTAL INFORMATION

Square Feet by Health System (1)

MOB SQUARE FEET
	System Rank (3)	Credit Rating	ASSOCIATED (93.7%) (2)				Total MOB SF	% of Total MOB SF
Top Health Systems			On	Adjacent (4)	Anchored (5)	Off
Baylor Scott & White Health	20	AA-/Aa3	1,834,256	129,879	163,188	—	2,127,323	15.8%
Ascension Health	3	AA+/Aa2	1,017,085	148,356	30,096	—	1,195,537	8.9%
Catholic Health Initiatives	7	BBB+/Baa1	807,182	180,125	95,486	—	1,082,793	8.1%
Carolinas HealthCare System	31	--/Aa3	353,537	98,066	313,513	—	765,116	5.7%
HCA	2	BB/B1	389,931	177,155	157,388	—	724,474	5.4%
Tenet Healthcare Corporation	5	B/B2	570,264	67,790	—	—	638,054	4.7%
Bon Secours Health System	61	A/A2	548,801	—	—	—	548,801	4.1%
Baptist Memorial Health Care	109	A-/--	424,306	—	39,345	—	463,651	3.4%
Indiana University Health	26	AA/Aa2	280,129	102,566	—	—	382,695	2.8%
University of Colorado Health	76	AA-/Aa3	150,291	161,099	33,850	—	345,240	2.6%
Trinity Health	8	AA-/Aa3	267,952	73,331	—	—	341,283	2.5%
Providence Health & Services	9	AA-/Aa3	176,854	129,181	—	—	306,035	2.3%
University of Washington	40	AA+/Aaa	194,536	69,712	—	—	264,248	2.0%
Medstar Health	36	A/A2	241,739	—	—	—	241,739	1.8%
Advocate Health Care	33	AA+/Aa2	142,955	95,436	—	—	238,391	1.8%
Memorial Hermann	42	A+/A1	—	206,090	—	—	206,090	1.5%
Community Health	4	B/B2	201,574	—	—	—	201,574	1.5%
Mercy (St. Louis)	35	AA-/Aa3	—	—	200,000	—	200,000	1.5%
Overlake Health System	333	A/A2	191,051	—	—	—	191,051	1.4%
Sutter Health	13	AA-/Aa3	175,591	—	—	—	175,591	1.3%
Other credit rated			1,028,985	560,499	90,607	—	1,680,091	12.5%
Subtotal - credit rated (6)			8,997,019	2,199,285	1,123,473	—	12,319,777	91.6%
Non-credit rated			136,155	144,910	—	849,244	1,130,309	8.4%
Total			9,133,174	2,344,195	1,123,473	849,244	13,450,086	100.0%
% of Total			67.9%	17.4%	8.4%	6.3%

LEASED SQUARE FEET
					LEASED SQUARE FEET
Top Health Systems	System Rank (3)	Credit Rating	# of Buildings	# of Leases	MOB	Inpatient / Other	Total	% of Total Leased SF	% of Total Revenue
Baylor Scott & White Health	20	AA-/Aa3	20	163	1,022,630	156,245	1,178,875	9.3%	9.8%
Mercy (St. Louis)	35	AA-/Aa3	2	2	200,000	186,000	386,000	3.0%	4.3%
Carolinas HealthCare System	31	--/Aa3	16	78	591,504	—	591,504	4.7%	4.3%
Catholic Health Initiatives	7	BBB+/Baa1	14	69	487,170	—	487,170	3.8%	3.8%
Bon Secours Health System	61	A/A2	7	61	264,843	—	264,843	2.1%	2.2%
HCA	2	BB/B1	12	14	404,597	—	404,597	3.2%	2.1%
Indiana University Health	26	AA/Aa2	3	38	255,347	—	255,347	2.0%	1.9%
Ascension Health	3	AA+/Aa2	14	53	312,273	—	312,273	2.5%	1.8%
Baptist Memorial Health Care	109	A-/--	6	14	111,002	—	111,002	0.9%	1.7%
Tenet Healthcare Corporation	5	B/B2	10	36	124,227	63,000	187,227	1.5%	1.6%
Total								33.0%	33.5%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

(3)	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

(4)	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

(5)	Includes buildings where health systems lease 40% or more of the property.

(6)	Based on square footage, 91.6% of HR's MOB portfolio is associated with a credit-rated healthcare provider and 79.8% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY 14	2Q 2017 SUPPLEMENTAL INFORMATION

Square Feet by Proximity (1)(2)

MEDICAL OFFICE BUILDINGS BY LOCATION
		2017	2016
	Q2	Q1	Q4	Q3	Q2	Q1
On campus	68%	67%	67%	67%	66%	66%
Adjacent to campus (3)	17%	18%	18%	18%	18%	18%
Total on/adjacent	85%	85%	85%	85%	84%	84%
Off campus - anchored by hospital system (4)	9%	9%	9%	8%	9%	9%
Off campus	6%	6%	6%	7%	7%	7%
	100%	100%	100%	100%	100%	100%

MEDICAL OFFICE BUILDINGS BY DISTANCE TO HOSPITAL CAMPUS
							Ground Lease Properties
Greater than	Less than or equal to	Number of Buildings	Square Feet	% of Total	Cumulative %	Campus Proximity	Square Feet	% of Total
	0.00	115	9,133,174	68%	68%	On campus	7,060,583	90.6%
0.00	250 yards	18	1,222,987	9%	77%	Adjacent (3)	80,525	1.0%
250 yards	0.25 miles	19	1,121,208	8%	85%		120,036	1.5%
0.25 miles	0.50	1	124,925	1%	86%	Off campus	-	—%
0.50	1.00	3	304,993	2%	88%		-	—%
1.00	2.00	6	590,339	4%	92%		319,446	4.1%
2.00	5.00	10	476,633	4%	96%		13,818	0.2%
5.00	10.00	6	332,359	3%	99%		205,631	2.6%
10.00		4	143,468	1%	100%		-	—%
Total		182	13,450,086	100%			7,800,039	100.0%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)
Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

(3)	Beginning in Q1 2016, the Company adopted a definition of an adjacent property as being no more than 0.25 miles from a hospital campus.

(4)	Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY 15	2Q 2017 SUPPLEMENTAL INFORMATION

Lease Maturity, Size and Building Square Feet (1)
(dollars in thousands)

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT NET LEASE			TOTAL
	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Total Square Feet	% of Base Revenue (2)
2017	343	1,162,031	10.7%	5	334,454	18.6%	348	1,496,485	11.8%	11.2%
2018	456	1,541,496	14.2%	—	—	—%	456	1,541,496	12.2%	12.0%
2019	495	2,053,238	18.9%	8	342,305	19.0%	503	2,395,543	18.9%	18.4%
2020	369	1,447,225	13.3%	1	83,318	4.7%	370	1,530,543	12.0%	11.9%
2021	297	1,105,381	10.2%	—	—	—%	297	1,105,381	8.7%	8.7%
2022	188	820,813	7.4%	1	58,285	3.2%	189	879,098	6.9%	7.0%
2023	140	747,757	6.9%	—	—	—%	140	747,757	5.9%	6.1%
2024	129	736,327	6.8%	—	—	—%	129	736,327	5.8%	5.3%
2025	62	489,606	4.5%	2	91,561	5.1%	64	581,167	4.6%	3.9%
2026	61	209,875	1.9%	—	—	—%	61	209,875	1.7%	1.7%
Thereafter	90	566,669	5.2%	8	887,173	49.4%	98	1,453,842	11.5%	13.8%
Total leased	2,630	10,880,418	85.9%	25	1,797,096	100.0%	2,655	12,677,514	87.6%	100.0%
Total building		12,671,060	100.0%		1,797,096	100.0%		14,468,156	100.0%

BY LEASE SIZE
	NUMBER OF LEASES
Square Feet	Multi-Tenant Properties (3)	Single-Tenant Net Lease Properties
0 - 2,500	1,398	—
2,501 - 5,000	649	—
5,001 - 7,500	213	1
7,501 - 10,000	120	—
10,001 +	250	24
Total Leases	2,630	25

BY BUILDING SQUARE FEET
Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	44.2%	6,395,112	148,724	43
<100,000 and >75,000	24.4%	3,528,743	86,067	41
<75,000 and >50,000	16.5%	2,390,775	62,915	38
<50,000	14.9%	2,153,526	28,714	75
Total	100.0%	14,468,156	73,442	197

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)
Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and sponsor support payments under financial support arrangements and straight-line rent.

(3)	The average lease size in the multi-tenant properties is 4,137 square feet.

HEALTHCARE REALTY 16	2Q 2017 SUPPLEMENTAL INFORMATION

Historical Occupancy (1)
(dollars in thousands)

		2017			2016
	Q2	Q1	Q4	Q3	Q2
Same store properties
Multi-tenant
Investment	$2,492,031	$2,493,309	$2,438,564	$2,300,520	$2,284,072
Number of properties	137	138	139	136	135
Total building square feet	10,764,672	10,801,498	10,690,819	10,288,750	10,252,590
% occupied	88.0%	87.7%	87.3%	87.8%	87.8%

Single-tenant
Investment	$524,444	$524,268	$617,908	$677,171	$673,865
Number of properties	24	24	30	34	34
Total building square feet	1,762,488	1,762,488	2,080,227	2,284,747	2,284,747
% occupied	100.0%	100.0%	100.0%	100.0%	100.0%

Total same store properties
Investment	$3,016,475	$3,017,577	$3,056,472	$2,977,691	$2,957,937
Number of properties	161	162	169	170	169
Total building square feet	12,527,160	12,563,986	12,771,046	12,573,497	12,537,337
% occupied	89.7%	89.4%	89.3%	90.0%	90.0%

Acquisitions (2)
Investment	$445,164	$405,975	$431,859	$402,267	$331,992
Number of properties	19	18	18	15	15
Total building square feet	1,113,659	1,011,189	1,087,260	1,003,876	921,069
% occupied	94.0%	93.0%	94.4%	95.0%	95.0%

Development Completions (3)
Investment	$26,967	$5,353	$5,353	$5,057	$4,817
Number of properties	2	1	1	1	1
Total building square feet	112,837	12,880	12,880	12,880	12,958
% occupied	11.4%	100.0%	100.0%	100.0%	15.2%
% leased	42.4%	100.0%	100.0%	100.0%	100.0%

Reposition (4)
Investment	$97,766	$96,134	$97,176	$148,489	$153,878
Number of properties	15	14	14	16	17
Total building square feet	714,500	704,362	709,462	951,568	995,472
% occupied	53.5%	52.5%	52.8%	59.3%	57.0%

Total
Investment	$3,586,372	$3,525,039	$3,590,860	$3,533,504	$3,448,624
Number of properties	197	195	202	202	202
Total building square feet	14,468,156	14,292,417	14,580,648	14,541,821	14,466,836
% occupied	87.6%	87.8%	87.9%	88.4%	88.0%

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	Acquisition include properties acquired within the last 8 quarters of the period presented and are excluded from same store.

(3)	Development completions consist of two properties, with the core and shell of one property reaching completion in June 2017 that is 35% leased and 0% occupied as of June 30, 2017.

(4)
Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; properties with negative net operating income that is expected to last at least two quarters; or condemnation.

HEALTHCARE REALTY 17	2Q 2017 SUPPLEMENTAL INFORMATION

Occupancy Reconciliation
(dollars in thousands)

SEQUENTIAL
	PORTFOLIO			SAME STORE
	Occupied Square Feet	Total Square Feet	Occupancy	Occupied Square Feet	Total Square Feet	Occupancy
March 31, 2017	12,554,019	14,292,417	87.8%	11,230,870	12,563,986	89.4%
Portfolio Activity
Acquisitions	138,028	138,028	100.0%	NA	NA	NA
Re/Development completions	—	99,957	—%	—	—	—%
Dispositions (2)	(62,246)	(62,246)	100.0%	(62,246)	(62,246)	100.0%
Reclassifications to same store:
Acquisitions	NA	NA	NA	33,148	35,558	93.2%
Development completions	NA	NA	NA	—	—	—%
Reposition	NA	NA	NA	(7,493)	(10,138)	73.9%
Subtotal	12,629,801	14,468,156	87.3%	11,194,279	12,527,160	89.4%
Leasing Activity
New leases/expansions	169,064	NA	NA	148,957	NA	NA
Move-outs/contractions	(121,351)	NA	NA	(107,255)	NA	NA
Net Absorption	47,713	NA	NA	41,702	NA	NA
June 30, 2017	12,677,514	14,468,156	87.6%	11,235,981	12,527,160	89.7%

YEAR-OVER-YEAR
	PORTFOLIO			SAME STORE
	Occupied Square Feet	Total Square Feet	Occupancy	Occupied Square Feet	Total Square Feet	Occupancy
June 30, 2016	12,727,048	14,466,758	88.0%	11,282,401	12,537,337	90.0%
Portfolio Activity
Acquisitions	555,910	576,286	96.5%	NA	NA	NA
Re/Development completions (1)	—	149,046	—%	—	49,089	—%
Dispositions (2)	(715,923)	(723,934)	98.9%	(715,923)	(718,834)	99.6%
Reclassifications to same store:
Acquisitions	NA	NA	NA	371,558	383,696	96.8%
Development completions	NA	NA	NA	—	—	—%
Reposition	NA	NA	NA	191,763	275,872	69.5%
Subtotal	12,567,035	14,468,156	86.9%	11,129,799	12,527,160	88.8%
Leasing Activity
New leases/expansions	604,071	NA	NA	513,499	NA	NA
Move-outs/contractions	(493,592)	NA	NA	(407,317)	NA	NA
Net Absorption	110,479	NA	NA	106,182	NA	NA
June 30, 2017	12,677,514	14,468,156	87.6%	11,235,981	12,527,160	89.7%

(1)
Includes the completion of 70,000 square feet vertical expansion that was completed in the fourth quarter of 2016. The net increase to total square feet was 49,089 due to a portion of the original building that was demolished to begin construction of the expansion.

(2)	Includes properties reclassified as held for sale.

HEALTHCARE REALTY 18	2Q 2017 SUPPLEMENTAL INFORMATION

Same Store Leasing Statistics (1)

		2017				2016		2015
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3
Contractual rent increases occurring in the quarter
Multi-tenant properties	3.0%	2.9%	2.9%	2.8%	2.9%	2.9%	3.0%	2.9%
Single-tenant net lease properties	2.3%	2.1%	2.5%	1.7%	2.2%	1.0%	1.6%	2.6%
Total	2.8%	2.8%	2.9%	2.5%	2.7%	2.5%	2.8%	2.8%

Multi-tenant renewals
Cash leasing spreads	9.5%	4.5%	3.9%	4.3%	6.3%	7.2%	3.7%	2.1%
Tenant retention rate	90.3%	79.2%	88.5%	90.1%	81.2%	87.2%	91.2%	82.4%

	As of 6/30/2017
	Multi-tenant	Single-tenant Net Lease
Leased Square Feet	9,473,493	1,762,488

Contractual Rental Rate Increases by Type
Annual increase
CPI	1.8%	60.3%
Fixed	84.8%	22.8%
Non-annual increase
CPI	2.1%	3.3%
Fixed	4.0%	13.6%
No increase
Term < 1 year	4.5%	—%
Term > 1 year	2.8%	—%

Tenant Type
Hospital	45.8%	79.1%
Physician and other	54.2%	20.9%

Lease Structure
Gross	15.1%	—%
Modified gross	28.7%	—%
Net	56.2%	100.0%

Ownership Type
Ground lease	62.5%	10.3%
Fee simple	37.5%	89.7%

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

HEALTHCARE REALTY 19	2Q 2017 SUPPLEMENTAL INFORMATION

Same Store Properties
(dollars in thousands)

QUARTERLY (1)
	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015
Multi-tenant
Revenues	$77,662	$76,288	$75,579	$76,265	$75,155	$74,125	$73,648	$72,636
Expenses	31,760	31,457	31,451	32,634	31,070	30,579	32,609	31,393
NOI	$45,902	$44,831	$44,128	$43,631	$44,085	$43,546	$41,039	$41,243
Occupancy	88.0%	87.6%	87.3%	87.3%	87.0%	87.0%	87.0%	86.5%
Number of properties	137	137	137	137	137	137	137	137

Single-tenant net lease
Revenues	$12,613	$13,001	$12,655	$12,924	$12,802	$12,836	$12,837	$12,782
Expenses	362	430	404	373	343	401	439	370
NOI	$12,251	$12,571	$12,251	$12,551	$12,459	$12,435	$12,398	$12,412
Occupancy	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Number of properties	24	24	24	24	24	24	24	24

Total
Revenues	$90,275	$89,289	$88,234	$89,189	$87,957	$86,961	$86,485	$85,418
Expenses	32,122	31,887	31,855	33,007	31,413	30,980	33,048	31,763
Same Store NOI	$58,153	$57,402	$56,379	$56,182	$56,544	$55,981	$53,437	$53,655
Occupancy	89.7%	89.4%	89.1%	89.1%	88.8%	88.9%	88.8%	88.4%
Number of properties	161	161	161	161	161	161	161	161
% NOI year-over-year growth	2.8%	2.5%	5.5%	4.7%

TRAILING TWELVE MONTHS (1)
	Twelve Months Ended June 30,
	2017	2016	% Change
Multi-tenant
Revenues	$305,794	$295,564	3.5%
Expenses	$127,302	$125,651	1.3%
NOI	$178,492	$169,913	5.0%
Revenue per average occupied square foot	$32.48	$31.61	2.8%
Average occupancy	87.5%	86.9%
Number of properties	137	137

Single-tenant net lease
Revenues	$51,193	$51,257	(0.1%)
Expenses	$1,569	$1,553	1.0%
NOI	$49,624	$49,704	(0.2%)
Revenue per average occupied square foot	$29.05	$29.09	(0.1%)
Average occupancy	100.0%	100.0%
Number of properties	24	24

Total
Revenues	$356,987	$346,821	2.9%
Expenses	$128,871	$127,204	1.3%
Same Store NOI	$228,116	$219,617	3.9%
Revenue per average occupied square foot	$31.94	$31.21	2.3%
Average occupancy	89.2%	88.7%
Number of Properties	161	161

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

HEALTHCARE REALTY 20	2Q 2017 SUPPLEMENTAL INFORMATION

Reconciliation of NOI
(dollars in thousands)

BOTTOM UP RECONCILIATION
	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015
Net income	$25,224	$31,845	$52,437	$11,834	$12,145	$9,156	$18,658	$27,480
Loss (income) from discontinued operations	—	13	143	23	12	7	696	(10,632)
Income from continuing operations	25,224	31,858	52,580	11,857	12,157	9,163	19,354	16,848
Other income (expense)	(1,881)	(8,921)	(27,272)	13,636	14,725	14,852	5,670	9,436
General and administrative expense	8,005	8,694	7,622	7,859	7,756	8,072	5,975	5,852
Depreciation and amortization expense	34,823	34,452	34,022	31,985	31,290	30,393	29,575	28,957
Other expenses (1)	2,204	1,979	2,431	1,488	1,696	3,351	2,375	1,503
Straight-line rent revenue	(1,783)	(1,751)	(1,754)	(1,223)	(2,091)	(2,132)	(1,929)	(2,309)
Other revenue (2)	(1,211)	(794)	(1,228)	(1,422)	(1,465)	(1,417)	(1,432)	(1,413)
NOI	$65,381	$65,517	$66,401	$64,180	$64,068	$62,282	$59,588	$58,874
Acquisitions / Development completions	(5,996)	(5,389)	(5,406)	(3,100)	(2,672)	(1,513)	(1,142)	(147)
Reposition	(712)	(687)	(570)	(360)	(274)	(238)	(393)	(278)
Dispositions / other	(520)	(2,039)	(4,046)	(4,538)	(4,578)	(4,550)	(4,616)	(4,794)
Same store NOI	$58,153	$57,402	$56,379	$56,182	$56,544	$55,981	$53,437	$53,655

TOP DOWN RECONCILIATION
	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015
Property operating	$90,360	$88,067	$87,362	$85,264	$83,283	$80,501	$79,466	$76,960
Single-tenant net lease	12,726	14,270	15,620	16,047	16,098	16,107	16,071	16,114
Straight-line rent revenue	1,783	1,751	1,754	1,223	2,091	2,132	1,929	2,309
Rental income	104,869	104,088	104,736	102,534	101,472	98,740	97,466	95,383
Property lease guaranty income	153	225	354	817	885	1,002	851	999
Exclude straight-line rent revenue	(1,783)	(1,751)	(1,754)	(1,223)	(2,091)	(2,132)	(1,929)	(2,309)
Exclude other revenue (3)	(988)	(538)	(1,009)	(1,114)	(1,180)	(1,138)	(1,167)	(1,070)
Revenue	102,251	102,024	102,327	101,014	99,086	96,472	95,221	93,003
Property operating expense	(38,184)	(37,834)	(37,285)	(37,504)	(36,263)	(35,406)	(36,758)	(35,247)
Exclude other expenses (4)	1,314	1,327	1,359	670	1,245	1,216	1,125	1,118
NOI	$65,381	$65,517	$66,401	$64,180	$64,068	$62,282	$59,588	$58,874
Acquisitions / Development completions	(5,996)	(5,389)	(5,406)	(3,100)	(2,672)	(1,513)	(1,142)	(147)
Reposition	(712)	(687)	(570)	(360)	(274)	(238)	(393)	(278)
Dispositions / other	(520)	(2,039)	(4,046)	(4,538)	(4,578)	(4,550)	(4,616)	(4,794)
Same store NOI	$58,153	$57,402	$56,379	$56,182	$56,544	$55,981	$53,437	$53,655

TRAILING TWELVE MONTHS NOI
	Twelve Months Ended June 30,
	2017	2016	% Change
Same store NOI	$228,116	$219,617	3.9%
Reposition	2,329	1,183	96.9%
Subtotal	$230,445	$220,800	4.4%
Acquisitions / Development completions	19,891	5,474	263.4%
Dispositions / other	11,143	18,538	(39.9%)
NOI	$261,479	$244,812	6.8%

(1)	Includes acquisition and development expense, bad debt, above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

(2)	Includes interest and other income, mortgage interest income, above and below market lease intangibles, lease inducements, lease terminations and TI amortization.

(3)	Includes above and below market lease intangibles, lease inducements, lease terminations and TI amortization.

(4)	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY 21	2Q 2017 SUPPLEMENTAL INFORMATION

Reconciliation of EBITDA
(dollars in thousands)

EBITDA
	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Trailing Twelve Months
Net income	$25,224	$31,845	$52,437	$11,834	$121,340
Interest expense	14,315	14,272	13,839	13,759	56,185
Depreciation and amortization	34,823	34,452	34,022	31,985	135,282
EBITDA	$74,362	$80,569	$100,298	$57,578	$312,807
Acquisition and development expense	785	586	1,085	865	3,321
Gain on sales of real estate properties	(16,124)	(23,408)	(41,037)	—	(80,569)
Impairments on real estate assets	5	323	121	—	449
Debt Covenant EBITDA	$59,028	$58,070	$60,467	$58,443	$236,008
Timing impact of acquisitions and dispositions (1)	(90)	(1,260)	(901)	1,283	(968)
Stock based compensation	2,453	2,614	1,949	1,851	8,867
Adjusted EBITDA	$61,391	$59,424	$61,515	$61,577	$243,907

(1)	Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY 22	2Q 2017 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands)

	Q2 2017
Asset Type	Same Store NOI(1)	Acquisitions/Development Completions NOI (2)	Reposition NOI(3)	Timing Adjustments(4)	Adjusted NOI	Annualized Adjusted NOI	% of Adjusted NOI
MOB / Outpatient	$50,502	$5,996	$719	$1,278	$58,495	$233,980	88.2%
Inpatient rehab	1,422	—	—	—	1,422	5,688	2.1%
Inpatient surgical	4,490	—	—	—	4,490	17,960	6.8%
Other	1,739	106	84	—	1,929	7,716	2.9%
Total NOI	$58,153	$6,102	$803	$1,278	$66,336	$265,344	100.0%

TOTAL SHARES OUTSTANDING (AS OF JULY 31, 2017) 116,545,032

DEVELOPMENT PROPERTIES
Land held for development	$20,123
Unstabilized development (5)	21,614
Subtotal	$41,737

OTHER ASSETS
Assets held for sale(6)	$8,699
Reposition properties (net book value)(3)	3,702
Cash and other assets(7)	71,694
Subtotal	$84,095

DEBT
Unsecured credit facility	$35,000
Unsecured term loan	150,000
Senior notes	900,000
Mortgage notes payable	124,758
Other liabilities(8)	70,791
Subtotal	$1,280,549

(1)	See Same Store Properties schedule on page 20 for details on same store NOI.

(2)	Adjusted to reflect quarterly NOI from properties acquired or developments completed during the full eight quarter period that are not included in same store NOI.

(3)
Reposition properties includes 15 properties which comprise 714,500 square feet. The NOI table above includes 12 of these properties comprising 563,265 square feet that have generated positive NOI totaling approximately $0.8 million. The remaining 3 properties, comprising 151,235 square feet, have generated negative NOI of approximately $0.1 million and are reflected at a net book value of $3.7 million in the table above.

(4)	Timing adjustments related to current quarter acquisitions and the difference between leased and occupied square feet on previous re/developments.

(5)	Unstabilized development includes one property that was completed on June 30, 2017 and tenants have not yet begun taking occupancy.

(6)	Assets held for sale includes one real estate property that is excluded from same store NOI and reflects net book value or the contractual purchase price, if applicable.

(7)
Includes cash of $2.0 million, restricted cash of $9.2 million, and prepaid assets of $60.5 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI.

(8)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $62.3 million, security deposits of $6.4 million and deferred operating expense reimbursements of $2.1 million. Also, excludes deferred revenue of $34.8 million.

HEALTHCARE REALTY 23	2Q 2017 SUPPLEMENTAL INFORMATION

Components of Expected 2017 FFO
(dollars in thousands, except per square foot data)

SAME STORE QUARTERLY RANGE OF EXPECTATIONS
	Low	High
Occupancy
Multi-Tenant	87.5%	89.0%
Single-Tenant Net Lease	95.0%	100.0%

TTM Revenue per Occupied Square Foot (1)
Multi-Tenant	$31.00	$33.00
Single-Tenant Net Lease	$28.50	$29.50

Multi-Tenant TTM NOI Margin (1)	57.0%	59.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	80.0%	90.0%
Non-annual Increase	5.0%	7.0%
No Increase (term < 1 year)	4.0%	6.0%
No Increase (term > 1 year)	2.0%	4.0%

Contractual Increases Occurring in the Quarter
Multi-Tenant	2.8%	3.0%
Single-Tenant Net Lease	1.0%	3.0%

Multi-Tenant Cash Leasing Spreads	3.0%	6.0%

Multi-Tenant Lease Retention Rate	75.0%	90.0%

TTM NOI Growth (1)
Multi-Tenant (2)	4.5%	6.0%
Single-Tenant Net Lease	(0.5%)	1.0%

ANNUAL RANGE OF EXPECTATIONS
	Low	High

Normalized G&A (3)	$33,000	$35,000

Funding Activity
Acquisitions	$175,000	$225,000
Dispositions	(120,000)	(125,000)
Re/Development	25,000	40,000
1st Generation TI and Planned Capital Expenditures for Acquisitions	9,000	12,000
2nd Generation Tenant Improvements	20,000	25,000
Leasing Commissions	4,000	7,000
Capital Expenditures	11,000	22,000

Cash Yield
Acquisitions	5.25%	6.00%
Dispositions	7.00%	7.25%
Re/development (stabilized)	6.75%	8.00%

Leverage (Debt/Cap)	32.0%	35.0%
Net Debt to Adjusted EBITDA	5.0x	5.5x

(1)	TTM = Trailing Twelve Months

(2)	Long-term same store NOI Growth, excluding changes in occupancy, is expected to range between 2% and 4%.

(3)
Normalized G&A excludes acquisition expenses and includes amortization of non-cash share-based compensation awards of $8.5 million inclusive of $4.3 million related to 2016 performance and transition awards.

HEALTHCARE REALTY 24	2Q 2017 SUPPLEMENTAL INFORMATION